NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

X. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 222% x $12,787.66
                      = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $ 10,449.48
+ Annual Premium*                     $  3,500.00
- Premium Expense Charge**            $    122.50
- Monthly Deduction***                $    774.55
- Mortality & Expense Charge****      $    120.66
+ Hypothetical Rate of Return*****   -$    144.12
                                     ------------
=                                     $    12,788  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month     COI
-----   -------
 1      $ 64.47
 2      $ 64.48
 3      $ 64.49
 4      $ 64.51
 5      $ 64.52
 6      $ 64.54
 7      $ 64.55
 8      $ 64.57
 9      $ 64.58
10      $ 64.60

11      $  64.61
12      $  64.63
Total   $ 774.55

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month      Interest
-----     -----------
  1       $   (12.44)
  2       $   (12.36)
  3       $   (12.28)
  4       $   (12.21)
  5       $   (12.13)
  6       $   (12.05)
  7       $   (11.97)
  8       $   (11.89)
  9       $   (11.81)
 10       $   (11.74)
 11       $   (11.66)
 12       $   (11.58)
 Total    $  (144.12)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 12,787.66
- Year 5 Surrender Charge       $  4,168.00
                                -----------
=                               $     8,620 (rounded to the nearest dollar)

XI. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $400,000 or 222% x $15,447.08
                       = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $12,228.29
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   122.50
- Monthly Deduction***               $   770.16
- Mortality & Expense Charge****     $   136.72
+ Hypothetical Rate of Return*****   $   748.16
                                     ----------
=                                    $   15,447 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----    --------
  1      $  64.17
  2      $  64.17
  3      $  64.17
  4      $  64.17
  5      $  64.18
  6      $  64.18
  7      $  64.18
  8      $  64.18
  9      $  64.19
 10      $  64.19
 11      $  64.19
 12      $  64.19
 Total   $ 770.16

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----    --------
  1      $  62.64
  2      $  62.59
  3      $  62.53
  4      $  62.48
  5      $  62.43
  6      $  62.37
  7      $  62.32
  8      $  62.27
  9      $  62.21
 10      $  62.16
 11      $  62.11
 12      $  62.05
 Total   $ 748.16

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 15,447.08
- Year 5 Surrender Charge       $  4,168.00
                                -----------
=                               $    11,279  (rounded to the nearest dollar)

XII. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $18,573.96
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 14,236.70
+ Annual Premium*                    $  3,500.00
- Premium Expense Charge**           $    122.50
- Monthly Deduction***               $    765.11
- Mortality & Expense Charge****     $    154.85
+ Hypothetical Rate of Return*****   $  1,879.72
                                     -----------
=                                    $    18,574 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----    --------
  1      $  63.83
  2      $  63.82
  3      $  63.81
  4      $  63.79
  5      $  63.78
  6      $  63.77
  7      $  63.75
  8      $  63.74
  9      $  63.73
 10      $  63.71
 11      $  63.70
 12      $  63.68
 Total   $ 765.11

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month       Interest
-----      ----------
  1        $   152.88
  2        $   153.54
  3        $   154.22
  4        $   154.89
  5        $   155.58
  6        $   156.26
  7        $   156.96
  8        $   157.66
  9        $   158.36
 10        $   159.07
 11        $   159.79
 12        $   160.51
 Total     $ 1,879.72

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 18,573.96
- Year 5 Surrender Charge       $  4,168.00
                                -----------
=                               $    14,406 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

XIII. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit =  Greater of Specified Amount or Percentage of Cash Value
                     =  $2,000,000 or 222% x $98,494.79
                     =  $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4     $  80,134.64
+ Annual Premium*                     $  25,000.00
- Premium Expense Charge**            $     875.00
- Monthly Deduction***                $   3,745.90
- Mortality & Expense Charge****      $     920.03
+ Hypothetical Rate of Return*****   -$   1,098.92
                                     -------------
=                                     $     98,495 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month        COI
-----    ----------
  1      $   311.72
  2      $   311.80
  3      $   311.88
  4      $   311.96
  5      $   312.04
  6      $   312.12
  7      $   312.20
  8      $   312.28
  9      $   312.36
 10      $   312.44
 11      $   312.51
 12      $   312.59
 Total   $ 3,745.90

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month      Interest
-----    -----------
  1      $    (93.97)
  2      $    (93.54)
  3      $    (93.10)
  4      $    (92.66)
  5      $    (92.23)
  6      $    (91.79)
  7      $    (91.36)
  8      $    (90.92)
  9      $    (90.49)
 10      $    (90.06)
 11      $    (89.62)
 12      $    (89.19)
 Total   $ (1,098.92)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 98,494.79
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $    77,655 (rounded to the nearest dollar)

XIV. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $118,579.71
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 93,513.54
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $    875.00
- Monthly Deduction***               $  3,713.30
- Mortality & Expense Charge****     $  1,040.75
+ Hypothetical Rate of Return*****   $  5,695.23
                                     -----------
=                                    $   118,580 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month        COI
-----    ----------
  1      $   309.51
  2      $   309.50
  3      $   309.49
  4      $   309.47
  5      $   309.46
  6      $   309.45
  7      $   309.44
  8      $   309.42
  9      $   309.41
 10      $   309.40
 11      $   309.38
 12      $   309.37
 Total   $ 3,713.30

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month     Interest
------   ----------
  1      $   472.88
  2      $   473.19
  3      $   473.50
  4      $   473.81
  5      $   474.12
  6      $   474.44
  7      $   474.75
  8      $   475.07
  9      $   475.39
 10      $   475.71
 11      $   476.03
 12      $   476.35
 Total   $ 5,695.23

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 118,579.71
- Year 5 Surrender Charge       $  20,840.00
                                ------------
=                               $     97,740 (rounded to the nearest dollar)

XV. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit   = Greater of Specified Amount or Percentage of Cash Value
                       = $2,000,000 or 222% x $142,157.69
                       = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 108,599.74
+ Annual Premium*                    $  25,000.00
- Premium Expense Charge**           $     875.00
- Monthly Deduction***               $   3,675.85
- Mortality & Expense Charge****     $   1,176.85
+ Hypothetical Rate of Return*****   $  14,285.66
                                     ------------
=                                    $    142,158 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----   ----------
 1      $   307.02
 2      $   306.90
 3      $   306.77
 4      $   306.65
 5      $   306.52
 6      $   306.39
 7      $   306.26
 8      $   306.13
 9      $   306.00
10      $   305.87
11      $   305.74
12      $   305.60
Total   $ 3,675.85

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month      Interest
-----    -----------
 1       $  1,153.47
 2       $  1,160.01
 3       $  1,166.61
 4       $  1,173.27
 5       $  1,179.98
 6       $  1,186.74
 7       $  1,193.56
 8       $  1,200.43
 9       $  1,207.36
10       $  1,214.35
11       $  1,221.39
12       $  1,228.49
Total    $ 14,285.66

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 142,157.69
- Year 5 Surrender Charge       $  20,840.00
                                ------------
=                               $    121,318 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

XVI. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 222% x $12,088.54
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 9,898.49
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   122.50
- Monthly Deduction***               $   935.28
- Mortality & Expense Charge****     $   114.91
+ Hypothetical Rate of Return*****  -$   137.26
                                    -----------
=                                    $   12,089  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----     --------
 1        $  70.34
 2        $  70.36
 3        $  70.38
 4        $  70.39
 5        $  70.41
 6        $  70.43
 7        $  70.45
 8        $  70.47
 9        $  70.49
10        $  70.50
11        $  70.52
12        $  70.54
Total     $ 845.28

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month      Interest
-----     ----------
 1        $  (11.93)
 2        $  (11.84)
 3        $  (11.75)
 4        $  (11.66)
 5        $  (11.57)
 6        $  (11.48)
 7        $  (11.39)
 8        $  (11.30)
 9        $  (11.21)
10        $  (11.12)
11        $  (11.04)
12        $  (10.95)
Total     $ (137.26)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 12,088.54
- Year 5 Surrender Charge       $  4,168.00
                                -----------
=                               $     7,921      (rounded to the nearest dollar)

XVII. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 222% x $14,637.20
                      = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 11,607.41
+ Annual Premium*                    $  3,500.00
- Premium Expense Charge**           $    122.50
- Monthly Deduction***               $    930.69
- Mortality & Expense Charge****     $    130.36
+ Hypothetical Rate of Return*****   $    713.33
                                     -----------
=                                    $    14,637 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month        COI
-----     --------
1         $  70.03
2         $  70.03
3         $  70.04
4         $  70.04
5         $  70.05

 6        $  70.05
 7        $  70.06
 8        $  70.07
 9        $  70.07
10        $  70.08
11        $  70.08
12        $  70.09
Total     $ 840.69

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.075 The monthly interest amounts earned for year 5 are:

Month      Interest
-----      --------
 1         $  60.08
 2         $  59.97
 3         $  59.85
 4         $  59.74
 5         $  59.62
 6         $  59.50
 7         $  59.39
 8         $  59.27
 9         $  59.15
10         $  59.04
11         $  58.92
12         $  58.80
Total      $ 713.33

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 14,637.20
- Year 5 Surrender Charge       $  4,168.00
                                -----------
=                               $    10,469 (rounded to the nearest dollar)

XVIII. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $ 400,000 or 222% x $17,637.23
                      = $ 400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 13,538.81
+ Annual Premium*                    $  3,500.00
- Premium Expense Charge**           $    122.50
- Monthly Deduction***               $    925.40
- Mortality & Expense Charge****     $    147.80
+ Hypothetical Rate of Return*****   $  1,794.13
                                     -----------
=                                    $    17,637 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month        COI
------    --------
 1        $  69.68
 2        $  69.67
 3        $  69.65
 4        $  69.64
 5        $  69.63
 6        $  69.62
 7        $  69.61
 8        $  69.60
 9        $  69.59
10        $  69.58
11        $  69.57
12        $  69.56
Total     $ 835.40

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.075% The monthly interest amounts earned for year 5 are:

Month      Interest
-----     ----------
 1        $   146.68
 2        $   147.18
 3        $   147.69
 4        $   148.20
 5        $   148.71
 6        $   149.23
 7        $   149.75
 8        $   150.27
 9        $   150.80
10        $   151.34
11        $   151.87
12        $   152.42
Total     $ 1,794.13

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 17,637.23
- Year 5 Surrender Charge       $  4,168.00
                                -----------
=                               $    13,469 (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

XIX. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $96,458.23
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $78,552.82
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $   875.00
- Monthly Deduction***               $ 4,237.12
- Mortality & Expense Charge****     $   903.39
+ Hypothetical Rate of Return*****  -$ 1,079.05
                                    -----------
=                                    $   96,458   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
 1      $  345.07
 2      $  345.17
 3      $  345.26
 4      $  345.36
 5      $  345.45
 6      $  345.55
 7      $  345.64
 8      $  345.74
 9      $  345.83
10      $  345.92
11      $  346.02
12      $  346.11
Total   $4,147.12

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----   -----------
 1      $   (92.51)
 2      $   (92.03)
 3      $   (91.56)
 4      $   (91.09)
 5      $   (90.62)
 6      $   (90.15)
 7      $   (89.68)
 8      $   (89.21)
 9      $   (88.75)
10      $   (88.28)
11      $   (87.81)
12      $   (87.35)
Total   $(1,079.05)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $96,458.26
- Year 5 Surrender Charge       $20,840.00
                                ----------
=                               $   75,618  (rounded to the nearest dollar)

XX. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $116,232.90
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $91,736.17
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $   875.00
- Monthly Deduction***               $ 4,201.62
- Mortality & Expense Charge****     $ 1,022.39
+ Hypothetical Rate of Return*****   $ 5,594.75
                                     ----------
=                                    $  116,232  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----   ---------
 1      $  342.67
 2      $  342.66
 3      $  342.65
 4      $  342.65
 5      $  342.64
 6      $  342.64
 7      $  342.63
 8      $  342.63
 9      $  342.62
10      $  342.62
11      $  342.61
12      $  342.60
Total   $4,111.62

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month      Interest
-----      ---------
 1         $  465.55
 2         $  465.67
 3         $  465.79
 4         $  465.92
 5         $  466.04
 6         $  466.16
 7         $  466.29
 8         $  466.41
 9         $  466.54
10         $  466.66
11         $  466.79
12         $  466.92
Total      $5,594.75

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $ 116,231.90
- Year 5 Surrender Charge       $  20,840.00
                                ------------
=                               $     95,392 (rounded to the nearest dollar)

XXI. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $139,454.47
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $ 106,607.20
+ Annual Premium*                    $  25,000.00
- Premium Expense Charge**           $     875.00
- Monthly Deduction***               $   4,160.83
- Mortality & Expense Charge****     $   1,156.59
+ Hypothetical Rate of Return*****   $  14,039.69
                                     ------------
=                                    $    139,454 (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month        COI
------   ----------
 1       $   339.95
 2       $   339.82
 3       $   339.70
 4       $   339.57
 5       $   339.44

 6       $   339.31
 7       $   339.18
 8       $   339.04
 9       $   338.91
10       $   338.77
11       $   338.64
12       $   338.50
Total    $ 4,070.83

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----    -----------
 1       $  1,135.76
 2       $  1,141.81
 3       $  1,147.91
 4       $  1,154.07
 5       $  1,160.27
 6       $  1,166.52
 7       $  1,172.83
 8       $  1,179.18
 9       $  1,185.59
10       $  1,192.05
11       $  1,198.56
12       $  1,205.13
Total    $ 14,039.69

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $ 139,454.47
- Year 5 Surrender Charge         $  20,840.00
                                  ------------
=                                 $    118,614 (rounded to the nearest dollar)